Exhibit 10.2 - Purchase/Sales Agreement

                            Purchase/ Sales Agreement

North Park Holdings Inc as Sellers, and Heartland Inc. as buyer, hereby agree that the Seller shall sell and the Buyer shall buy the following described properties UPON THE TERMS AND CONDITIONS HEREINAFTER SET FORTH.

                       The Purchase Price of: $485,000.00
                      Paid in Restricted stock $485,000.00
                           Number of shares 121,250.00

Legal description of real estate
Lot Four (4), Block Four (4), Steve Adams Second Addition, Walle Township, Grand Forks County, ND. Lot size is 2.75 acres (120,000 SF) with frontage on 21st Street SE. Lot shape is rectangular.
Estimated market value: $60,000.

Lot Four (4), Block One (1), Edgewood Estates Addition to City of Grand Forks, North Dakota. Lot size is 2.7 acres (116,563 SF) with frontage on Belmont Road. Lot shape is rectangular.
Estimated market value: $60,000.

306 Demers, East Grand Forks MN
Estimated market value: $365,000.00

Financing:

Total purchase price shall be paid with 121,250 shares of Heartland Inc. Buyer to Pay all closing cost of both buyer and seller.

o The escrow period shall be 1 week.

/s/ Jeffrey Brandeis                 6/17/04
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Heartland Inc.                         Date
Buyer

/s/ Joseph Cordi                     6/15/04
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North Park Holdings, Inc               Date
Seller